SALE, TRANSFER AND ASSIGNMENT

BE IT KNOWN, that in exchange for 700,000 shares of Common Stock ($.001 Par Value) issued by the Assignee to the Assignor (or its nominee),

                         PR Sources Inc.

being a Florida corporation, hereinafter referred to as "Assignor",

DOES HEREBY THIS DAY

              Sell, Transfer, Convey and Assign unto

                     NetWeb OnLine.Com Inc.,

herein referred to as "Assignee", all of the Assignor's ownership interest, rights, duties and obligations in and to the following described 'Assets:

     Internet World Wide Web addresses (URL's) and web sites:
       Fanvote.com              Fanvote.net              MallConcepts.com
      AmericasHeros.com        Roswell2space.com        Classics4Lease.com

       Proposed URLs: Expo-New Products.com    NetWebCollectibles.com

     Federal Service Mark Registration: #1698535 The Fans Choice
     Florida corporate entity:www.SpectraTV.Net Inc. and related web site address (URL).

The Assignor's sole representation is that as of the date hereof, the Assignor has the exclusive and full ownership rights to the described Assets, including the right to transfer same by this Assignment.

Dated the 7th day of October, 1999.

                     Assignor                           PR Sources Inc.

                                           By:    /s/ Paul Galant
                                                 Paul M. Galant
                                                Sole Officer/Director
Assignee

NetWeb OnLine.Com Inc.

By:   /s/ Harvey Judkowitz
     Harvey Judkowitz
     President